UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2017

MENDOCINO BREWING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

California

(State or Other Jurisdiction of Incorporation)

0-22524	68-0318293
(Commission File No.)	(IRS Employer Identification Number)

1601 Airport Road, Ukiah, California	95482
(Address of Principal Executive Offices)	(Zip Code)

(707) 463-2627

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 28, 2017, Mendocino Brewing Company, Inc. (the “Company”) issued a promissory note (the “New Secured Note”) to Catamaran Services, Inc., a Delaware corporation (“Catamaran”), in the principal amount of $250,000. The New Secured Note was issued under, and is governed by the terms of, that certain Loan and Security Agreement, dated July 11, 2017, by and between the Company and Catamaran (the “Loan and Security Agreement”), which Loan and Security Agreement was disclosed in the Company’s current report on Form 8-K filed on July 17, 2017. The Company previously issued eight promissory notes to Catamaran on January 22, 2014, April 24, 2014, February 5, 2015, June 30, 2015, March 14, 2016, March 30, 2016, May 24, 2017 and July 11, 2017 (collectively, the “Prior Notes”). The Prior Notes were disclosed in the Company’s current reports on Form 8-K filed on January 28, 2014, April 24, 2014, February 11, 2015, July 7, 2015, March 18, 2016 as subsequently amended by the Company’s current report on Form 8-K/A filed on March 22, 2016, May 31, 2017 and July 17, 2017; and quarterly reports on Form 10-Q filed on May 15, 2014, August 14, 2014, November 14, 2014, May 15, 2015, August 14, 2015 and November 16, 2015 and annual reports on Form 10-K filed on March 31, 2014, March 31, 2015 and April 14, 2016 (all of which are incorporated by reference herein to the extent they refer to such Prior Notes).

Pursuant to the terms of the New Secured Note, the Company promises to pay the principal sum of $250,000, together with accrued interest as described below, to Catamaran within six months following the date of the New Secured Note except that no portion of principal or interest on the New Secured Note will be payable or paid until the Obligation (as that term is defined in the Credit and Security Agreement, dated as of June 23, 2011, as amended, modified, or supplemented from time to time (the “Credit Agreement”), by and among the Company, Releta Brewing Company LLC, (together with the Company, the “Borrowers”) and Cole Taylor Bank ) to Cole Taylor Bank, now known as MB Financial Bank, N.A. (“Lender”) has been paid and satisfied in full.

If the Company is not able to satisfy its obligations under the New Secured Note within the six month period following the date of such note, the New Secured Note shall be automatically extended for additional six month terms until it is paid. Interest shall accrue on the unpaid principal of the New Secured Note at a rate equal to the lesser of (i) one and one-half percent (1.5%) per annum above the prime rate offered from time to time by the Bank of America Corporation in San Francisco, California, or (ii) ten percent (10%) per annum, until the principal is fully paid.

The New Secured Note may be prepaid without penalty at the option of the Company; however, no payments on the New Secured Note may be made unless the Obligations have been satisfied in full.

The New Secured Note is secured by a security interest in all of the assets, real, personal and intangible, of the Borrowers, which security interest is subject and subordinated to the security interest held by Lender pursuant to the Credit Agreement, as further set forth in that certain Subordination Agreement, dated July 11, 2017, by and among Borrowers, Catamaran and Lender (the “Subordination Agreement”). The Subordination Agreement was disclosed in the Company’s current report on Form 8-K filed on July 17, 2017.

The foregoing is not intended to be a complete description of the New Secured Note and is subject to, and qualified in its entirety by, the full text of the New Secured Note which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Promissory Note of Mendocino Brewing Company, Inc. in favor of Catamaran Services, Inc. dated August 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENDOCINO BREWING COMPANY, INC.
(Registrant)

Date: September 1, 2017	By:	/s/ Mahadevan Narayanan
Mahadevan Narayanan
Chief Financial Officer & Corporate Secretary